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                                                                   Exhibit 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of AAi.FosterGrant Inc. of our report dated December 30, 1997, relating to the consolidated financial statements of Foster Grant Group LP, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
October 5, 1998